SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 11, 1999
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                               Telegroup, Inc.
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              (Exact name of registrant as specified in its charter)

Iowa                              000-29284                   42-1344121
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(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)

2098 Nutmeg Avenue, Fairfield, Iowa                             52556
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:   (515) 472-5000
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(Former name and address, if changed since last report): N/A



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                               TABLE OF CONTENTS:

BANKRUPTCY RECEIVERSHIP..................................................3

OTHER EVENTS.............................................................4

FINANCIAL STATEMENTS EXHIBITS............................................4


                                       2
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BANKRUPTCY RECEIVERSHIP
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Item 3::   Bankruptcy or Receivership.
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On February 11, 1999, Telegroup, Inc. (the Registrant) filed a Chapter 11 petition under the provisions of the Title 11 United States Code, as amended, in the United States Bankruptcy Court for the Newark District of New Jersey (The Bankruptcy Case). The Bankruptcy Case is currently pending as
Case 99-31527 (WFT).

Telegroup's subsidiaries did not file petitions under the Bankruptcy Code with the following exceptions: (1) on February 16 and 18, 1999, Telegroup's subsidiaries in Australia, with the exception of RediCall Pty Limited, appointed an administrator to liquidate the estates of such Australian affiliates; and (2) on February 22, 1999, Telegroup Network Services New Zealand Limited, a New Zealand subsidiary, filed for liquidation.

OTHER EVENTS
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Item 5:    Other Events.
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Telegroup also announced that it had been advised by The NASDAQ Stock Market,
Inc. that, based on its review, NASDAQ de-listed Telegroup on February 17, 1999, for failure to meet the conditions regarding market value of public float and minimum bid price. As a result, quoted prices for Telegroup's shares are no longer available through the NASDAQ National Market System.
The trading symbol was changed from TGRP to TGRPQ.

FINANCIAL STATEMENTS EXHIBITS
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Item 7:    Financial Statements and Exhibits
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(3)     Exhibits
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            Item       Exhibit Index
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              1        Press Release, dated, February 11, 1999


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                           SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Telegroup, Inc.


Dated:     March 31, 1999                      By: /s/ Mark A. Velarde
                                               -------------------------------
                                                  Mark A. Velarde
                                                  Chief Financial Officer


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                            INDEX TO EXHIBITS

                                FORM 8-K

Exhibit                                                                 Page
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   1        Press Release, dated February 11, 1999.                      6